                                                                  EXHIBIT 10.19



                           THIRD AMENDMENT AGREEMENT

         This THIRD AMENDMENT AGREEMENT (this "Amendment") is made and entered into as of December 10, 1998 by and among KITTY HAWK, INC., a Delaware corporation ("Kitty Hawk"), KITTY HAWK AIRCARGO, INC., a Texas corporation ("Aircargo"), AIRCRAFT LEASING, INC., a Texas corporation ("Leasing"), KITTY HAWK CHARTERS, INC., a Texas corporation ("Charters"), AMERICAN INTERNATIONAL AIRWAYS, INC., a Michigan corporation ("AIA"), AMERICAN INTERNATIONAL TRAVEL, INC., a Michigan corporation ("AIT"), FLIGHT ONE LOGISTICS, INC., a Michigan corporation ("FOL"), KALITTA FLYING SERVICE, INC., a Michigan corporation ("KFS"), O. K. TURBINES, INC., a Michigan corporation ("OK"), LONGHORN SOLUTIONS, INC., a Texas corporation ("Longhorn"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION ("Wells Fargo"), BANK ONE, TEXAS, N.A. ("Bank One"), COMERICA BANK ("Comerica"), HELLER FINANCIAL, INC. ("Heller"), TORONTO DOMINION (TEXAS), INC. ("Toronto Dominion") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                R E C I T A L S:

         A. Pursuant to that certain Second Amended and Restated Credit Agreement dated as of November 19, 1997, by and among Kitty Hawk, Aircargo, Leasing, Charters, Skyfreighters Corporation, AIA, AIT, FOL, KFS, OK, Wells Fargo (as a Lender) and Agent (as amended, the "Credit Agreement"), Wells Fargo and the other Lenders (of which there were then none, other than Wells Fargo) agreed to provide a $100,000,000 Revolving Credit Loans facility to Kitty Hawk (for use by Kitty Hawk and its Subsidiaries) and a $45,900,000 Term Loans facility to Kitty Hawk.

         B. The Credit Agreement was amended in certain respects pursuant to that certain First Amendment Agreement dated as of January 1, 1998 and that certain Second Amendment Agreement dated as of February 6, 1998.

         C. Each of Bank One, Comerica, Heller and Toronto Dominion have previously purchased interests in the Loans and have become Lenders under the Credit Agreement.

         D. The parties to the Credit Agreement desire to further amend the Credit Agreement as provided in this Amendment to, among other things, (i) amend the Borrowing Base and (ii) provide for the grant of security interests in additional aircraft as security for the Obligations.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


THIRD AMENDMENT AGREEMENT - Page 1
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                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

                                   ARTICLE 2

                         Amendments to Credit Agreement

         Section 2.1 New Terms and Definitions. The following new terms and definitions thereof are hereby added to Section 1.1 of the Credit Agreement, which terms shall appear in alphabetical order in such Section 1.1:

                  "'AIA Aircraft Appraisal' means an appraisal, dated on or about or after the Third Amendment Date, in form and substance satisfactory to Agent prepared by Pro-Tech Advisors Inc. which sets forth the appraised value of the AIA Aircraft, other than Aircraft X."

                  "'Aircraft AE' means, collectively, (i) one McDonnell
         Douglas Model #DC- 8-61 airframe, United States Aircraft Registration Number N24UA, Manufacturer's Serial No. 45963, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669524, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669663, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645059, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 643331."

                  "'Aircraft AF' means, collectively, (i) one McDonnell
         Douglas Model #DC- 8-62 airframe, United States Aircraft Registration Number N801MG, Manufacturer's Serial No. 45986, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669415, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644533, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669772, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 643562."

                  "'Aircraft AG' means, collectively, (i) one McDonnell Douglas Model #DC- 8-62 airframe, United States Aircraft Registration Number N802MG, Manufacturer's Serial No. 46098, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or


THIRD AMENDMENT AGREEMENT - Page 2
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         appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-7 Engine,
         Manufacturer's Serial No. 671327, (iii) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 678966, (iv) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 671140, and (v) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 668044."

                  "'Aircraft AH' means, collectively, (i) one McDonnell Douglas Model #DC- 8-62 airframe, United States Aircraft Registration Number N803CK, Manufacturer's Serial No. 46085, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 669692, (iii) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No 671383, (iv) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 671064, and (v) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 678961."

                  "'Aircraft AI' means, collectively, (i) one McDonnell
         Douglas Model #DC-8- 63F airframe, United States Aircraft Registration Number N811CK, Manufacturer's Serial No. 46147, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 678985, (iii) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 669723, (iv) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 645304, and (v) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 642467."

                  "'Aircraft AJ' means, collectively, (i) one McDonnell
         Douglas Model #DC-8- 61 airframe, United States Aircraft Registration Number N812CK, Manufacturer's Serial No. 45890, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669498, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644485, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644408, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645300."

                  "'Aircraft AK' means, collectively, (i) one McDonnell
         Douglas Model #DC- 8-61 airframe, United States Aircraft Registration Number N813CK, Manufacturer's Serial No. 45893, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 642298, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645184, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 632811, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644949."


THIRD AMENDMENT AGREEMENT - Page 3
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                  "'Aircraft AL' means, collectively, (i) one McDonnell
         Douglas Model #DC- 8-63F airframe, United States Aircraft Registration Number N815CK, Manufacturer's Serial No. 46151, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 678969, (iii) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 671217, (iv) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 671326, and (v) one Pratt & Whitney JT3D-7 Engine, Manufacturer's Serial No. 678986."

                  "'Aircraft AM' means, collectively, (i) one McDonnell
         Douglas Model #DC- 8-61 airframe, United States Aircraft Registration Number N816CK, Manufacturer's Serial No. 45892, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669406, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 643688, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645442, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645398."

                  "'Aircraft AN' means, collectively, (i) one McDonnell
         Douglas Model #DC- 8-61 airframe, United States Aircraft Registration Number N817CK, Manufacturer's Serial No. 45887, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 642691, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 642387, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644992, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669668."

                  "'Aircraft AO' means, collectively, (i) one McDonnell
         Douglas Model #DC- 8-62F airframe, United States Aircraft Registration Number N818CK, Manufacturer's Serial No. 45961, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 667718, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669639, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669221, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669542."

                  "'Aircraft AP' means, collectively, (i) one Douglas Model #DC-8E-55 airframe, United States Aircraft Registration Number N6161C, Manufacturer's Serial No. 45856, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial


THIRD AMENDMENT AGREEMENT - Page 4
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         No. 644999, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's
         Serial No. 642686, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 642464, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644451."

                  "'Aircraft AQ' means, collectively, (i) one Douglas Model #DC-8F-55 airframe, United States Aircraft Registration Number N6161M, Manufacturer's Serial No. 45762, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644852, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645507, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645997, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669356."

                  "'Aircraft AR' means, collectively, (i) one Douglas Model #DC-8F-55 airframe, United States Aircraft Registration Number N801CK, Manufacturer's Serial No. 45816, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644561, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645540, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669167, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 678971."

                  "'Aircraft AS' means, collectively, (i) one Douglas Model #DC-8F-54 airframe, United States Aircraft Registration Number N8052U, Manufacturer's Serial No. 46009, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 643803, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644121, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 643521, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 642507."

                  "'Aircraft AT' means, collectively, (i) one Douglas Model #DC-8-54 airframe, United States Aircraft Registration Number N806CK, Manufacturer's Serial No. 45932, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 642294, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669286, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669638, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 670988."


THIRD AMENDMENT AGREEMENT - Page 5
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                  "'Aircraft AU' means, collectively, (i) one Douglas Model
         #DC-8-55 airframe, United States Aircraft Registration Number N807CK, Manufacturer's Serial No. 45767, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 643274, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669545, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644898, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669252."

                  "'Aircraft AV' means, collectively, (i) one Douglas Model #DC-8-55 airframe, United States Aircraft Registration Number N809CK, Manufacturer's Serial No. 45803, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669494, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 643623, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645762, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669313."

                  "'Aircraft AW' means, collectively, (i) one Douglas Model #DC-8-52 airframe, United States Aircraft Registration Number N810CK, Manufacturer's Serial No. 45814, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 645251, (iii) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644842, (iv) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 669787, and (v) one Pratt & Whitney JT3D-3B Engine, Manufacturer's Serial No. 644454."

                  "'Aircraft Related Collateral' means the AIA Aircraft, the Sixty Series Aircraft and the Fifty Series Aircraft (other than such aircraft as may have been expressly released from Liens securing the Obligations pursuant to the Loan Documents)."

                  "'Appraised Orderly Liquidation Value of Parts' means the appraised value of the Parts of the Companies pursuant to the Parts Appraisal."

                  "'Appraised Value of the AIA Aircraft' means the appraised value of the AIA Aircraft pursuant to the AIA Aircraft Appraisal."

                  "'Appraised Value of the Sixty Series Aircraft' means $65,620,602.00, the appraised value of the Sixty Series Aircraft pursuant to the Sixty Series Aircraft Appraisal."


THIRD AMENDMENT AGREEMENT - Page 6
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                  "'Cash Generated Report' means a report in the form of
         Exhibit G attached hereto which has been appropriately and accurately completed in all respects and executed by Kitty Hawk and as to which the adjustments referred to therein have been approved by Agent."

                  "'Collateral Aircraft' means the AIA Aircraft, the Sixty Series Aircraft and the Fifty Series Aircraft if and to the extent that, at the relevant time of determination, such aircraft are either subject to a Lien in favor of Agent securing any Obligation or are required to be subject to any such Lien in accordance with any Loan Document."

                  "'Fifty Series Aircraft' means Aircraft AP, Aircraft AQ, Aircraft AR, Aircraft AS, Aircraft AT, Aircraft AU, Aircraft AV and Aircraft AW. The term 'Fifty Series Aircraft' shall also mean and refer to any replacement aircraft which is required or permitted, under this Agreement or an Aircraft Mortgage, to replace a Fifty Series Aircraft as Collateral and with respect to which the Companies comply with each of the applicable requirements contained in this Agreement and the applicable Aircraft Mortgage."

                  "'Increase Termination Date' means the earliest to occur of
         (a) the date upon which Kitty Hawk notifies the Agent in writing that it elects to terminate the increase in the Borrowing Base attributable to the Sixty Series Aircraft, (b) the date upon which any Lien with respect to any Sixty Series Aircraft is released by Agent, or (c) January 1, 2000."

                  "'Loan Pricing Increase Period' means the period from and after the Third Amendment Date to the Calculation Date immediately succeeding the later to occur of the Increase Termination Date or the date upon which the Sixty Series Aircraft Release Amount has been paid in full."

                  "'Parts Appraisal' means an appraisal, dated on or about or after the Third Amendment Date, in form and substance satisfactory to Agent prepared by MB Valuations of Dallas, Texas which sets forth the orderly liquidation value of the Parts inventory of the Companies."

                  "'Sixty Series Aircraft' means Aircraft AE, Aircraft AF, Aircraft AG, Aircraft AH, Aircraft AI, Aircraft AJ, Aircraft AK, Aircraft AL, Aircraft AM, Aircraft AN and Aircraft AO. The term 'Sixty Series Aircraft' shall also mean and refer to any replacement aircraft which is required or permitted, under this Agreement or an Aircraft Mortgage, to replace a Sixty Series Aircraft as Collateral and with respect to which the Companies comply with each of the applicable requirements contained in this Agreement and the applicable Aircraft Mortgage."

                  "'Sixty Series Aircraft Appraisal' means the appraisal, dated November 23, 1998, in form and substance satisfactory to Agent and Lenders prepared by Pro-Tech


THIRD AMENDMENT AGREEMENT - Page 7
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         Advisors Inc. which sets forth the appraised value of the Sixty Series
         Aircraft based upon physical and complete record reviews of both airframes and engines."

                  "'Sixty Series Aircraft Release Amount' means, at any time of determination, an amount equal to the portion of the Borrowing Base then in effect which is attributable to clause (c) of the definition of the term "Borrowing Base."

                  "'Third Amendment Agent's Letter' means that certain letter agreement dated December 10, 1998 between Wells Fargo and Kitty Hawk, accepted and agreed to by Kitty Hawk as of December 10, 1998, relating to certain fees payable by Kitty Hawk in connection with the Third Amendment."

                  "'Third Amendment Date' means December 10, 1998."

                  "'Third Amendment Projections' means the financial projections of Kitty Hawk and its Subsidiaries for the fiscal years 1998 through 2002 dated as of November 3, 1998 prepared by Kitty Hawk and delivered to Agent."

         Section 2.2 Amendments to Certain Definitions. Each of the following terms and definitions thereof contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "'Advance Rate' means (a) for Eligible Receivables, 80% and
         (b) for Eligible Parts, 50% (subject to the succeeding proviso); provided, however, that, in the event that the product of (i) 90% multiplied by (ii) the quotient (expressed as a percentage) of the Appraised Orderly Liquidation Value of Parts (calculated with respect to the Eligible Parts only) divided by the Companies' cost of the Eligible Parts appraised pursuant to the Parts Appraisal, is less than 50%, then the Advance Rate for Eligible Parts shall not exceed such product (expressed as a percentage) at any time after January 1, 1999."

                  "'Airframes' means those certain airframes identified in the definitions of Aircraft O, Aircraft P, Aircraft Q, Aircraft R, Aircraft S, Aircraft T, Aircraft U, Aircraft V, Aircraft W, Aircraft X, Aircraft Y, Aircraft Z, Aircraft AA, Aircraft AB, Aircraft AC, Aircraft AD, Aircraft AE, Aircraft AF, Aircraft AG, Aircraft AH, Aircraft AI, Aircraft AJ, Aircraft AK, Aircraft AL, Aircraft AM, Aircraft AN, Aircraft AO, Aircraft AP, Aircraft AQ, Aircraft AR, Aircraft AS, Aircraft AT, Aircraft AU, Aircraft AV and Aircraft AW, together with any and all parts, appliances, components, instruments, accessories, accessions, attachments, equipment or avionics (including, without limitation, communications, radar, navigation systems or other electronic equipment) installed in, appurtenant to or delivered with or in respect of such airframes. The term 'Airframes' shall also mean and refer to any replacement airframe which is required or permitted, under this Agreement or an Aircraft Mortgage, to replace an Airframe as Collateral and with respect to which the


THIRD AMENDMENT AGREEMENT - Page 8
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         Companies comply with each of the applicable requirements contained in this Agreement and the applicable Aircraft Mortgage."

                  "'Applicable Base Rate Margin' means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below under the heading 'Applicable Base Rate Margin' that corresponds to the ratio of Funded Debt to Adjusted EBITDA for the four fiscal quarters of Kitty Hawk and its Subsidiaries on a consolidated basis then most recently ended, provided, however, that the Applicable Base Rate Margin during the Loan Pricing Increase Period shall be 1.75% per annum as set forth in the table below under the heading 'Applicable Base Rate Margin during Loan Pricing Increase
         Period':

                                                                                   Applicable
                 Funded Debt                           Applicable               Base Rate Margin
                     to                                 Base Rate              during Loan Pricing
            Adjusted EBITDA Ratio                        Margin                  Increase Period
            ---------------------                        ------                  ---------------
Greater than 4.25 to 1.00                                 1.25%                       1.75%
Greater than 4.00 to 1.00,
  but equal to or less than 4.25 to 1.00                  1.00%                       1.75%
Greater than 3.50 to 1.00,
  but equal to or less than 4.00 to 1.00                  0.75%                       1.75%
Greater than 3.00 to 1.00,
   but equal to or less than 3.50 to 1.00                 0.50%                       1.75%
Greater than 2.50 to 1.00,
   but equal to or less than 3.00 to 1.00                 0.25%                       1.75%
Greater than 2.00 to 1.00,
   but equal to or less than 2.50 to 1.00                 0.00%                       1.75%
Equal to or less than 2.00 to 1.00                        0.00%                       1.75%

         For purposes hereof and notwithstanding the preceding sentence, the Applicable Base Rate Margin for the period from the Closing Date to May 19, 1998 shall be deemed to be 1.25% for Revolving Credit Loans and 1.50% for Term Loans and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by Kitty Hawk pursuant to Section 8.1(b) and the certificate delivered by Kitty Hawk pursuant to Section 8.1(c); provided, that (a) if Kitty Hawk fails to deliver to Agent such financial statements or certificate at least five Business Days before the relevant Calculation Date, the Applicable Base Rate Margin shall be deemed to be 1.25% for Revolving Credit Loans and 1.50% for Term Loans until five Business Days after such statements and certificate are delivered by Kitty Hawk to Agent, after which the Applicable Base Rate Margin shall be determined as otherwise provided herein and (b) the Applicable Base Rate Margin


THIRD AMENDMENT AGREEMENT - Page 9
         during the Loan Pricing Increase Period shall be as set forth in the preceding sentence."

                  "'Applicable Commitment Fee Rate' means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below under the heading 'Applicable Commitment Fee Rate' that corresponds to the ratio of Funded Debt to Adjusted EBITDA for the four fiscal quarters of Kitty Hawk and its Subsidiaries on a consolidated basis then most recently ended, provided, however, that the Applicable Commitment Fee Rate during the Loan Pricing Increase Period shall be 0.50% per annum as set forth in the table below under the heading 'Applicable Commitment Fee Rate during Loan Pricing Increase Period':

                                                                                Applicable
                  Funded Debt                         Applicable            Commitment Fee Rate
                      to                              Commitment            during Loan Pricing
             Adjusted EBITDA Ratio                     Fee Rate               Increase Period
             ---------------------                     --------               ---------------
Greater than 4.25 to 1.00                                0.50%                     0.50%
Greater than 4.00 to 1.00,
  but equal to or less than 4.25 to 1.00                 0.50%                     0.50%
Greater than 3.50 to 1.00,
  but equal to or less than 4.00 to 1.00                 0.50%                     0.50%
Greater than 3.00 to 1.00,
   but equal to or less than 3.50 to 1.00               0.375%                     0.50%
Greater than 2.50 to 1.00,
   but equal to or less than 3.00 to 1.00               0.375%                     0.50%
Greater than 2.00 to 1.00,
   but equal to or less than 2.50 to 1.00               0.375%                     0.50%
Equal to or less than 2.00 to 1.00                      0.250%                     0.50%

         For purposes hereof and notwithstanding the preceding sentence, the Applicable Commitment Fee Rate for the period from the Closing Date to May 19, 1998 shall be deemed to be 0.50% and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by Kitty Hawk pursuant to Section 8.1(b) and the certificate delivered by Kitty Hawk pursuant to Section 8.1(c); provided, that (a) if Kitty Hawk fails to deliver to Agent such financial statements or certificate at least five Business Days before the relevant Calculation Date, the Applicable Commitment Fee Rate shall be deemed to be 0.50% until five Business Days after such statements and certificate are delivered by Kitty Hawk to Agent, after which the Applicable Commitment Fee Rate shall be determined as otherwise provided herein, and (b) the Applicable Commitment Fee Rate during the Loan Pricing Increase Period shall be as set forth in the preceding sentence."


THIRD AMENDMENT AGREEMENT - Page 10

                  "'Applicable Eurodollar Margin' means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below under the heading 'Applicable Eurodollar Margin' that corresponds to the ratio of Funded Debt to Adjusted EBITDA for the four fiscal quarters of Kitty Hawk and its Subsidiaries on a consolidated basis then most recently ended, provided, however, that the Applicable Eurodollar Margin during the Loan Pricing Increase Period shall be 3.25% per annum as set forth under the heading 'Applicable Eurodollar Margin during Loan Pricing Increase Period':

                                                                                Applicable
                Funded Debt                         Applicable              Eurodollar Margin
                     to                              Eurodollar             during Loan Pricing
           Adjusted EBITDA Ratio                      Margin                 Increase Period
           ---------------------                      ------                 ---------------
Greater than 4.25 to 1.00                              2.75%                      3.25%
Greater than 4.00 to 1.00,
  but equal to or less than 4.25 to 1.00               2.50%                      3.25%
Greater than 3.50 to 1.00,
  but equal to or less than 4.00 to 1.00               2.25%                      3.25%
Greater than 3.00 to 1.00,
   but equal to or less than 3.50 to 1.00              2.00%                      3.25%
Greater than 2.50 to 1.00,
   but equal to or less than 3.00 to 1.00              1.75%                      3.25%
Greater than 2.00 to 1.00,
   but equal to or less than 2.50 to 1.00              1.50%                      3.25%
Equal to or less than 2.00 to 1.00                     1.25%                      3.25%

         For purposes hereof and notwithstanding the preceding sentence, the Applicable Eurodollar Margin for the period from the Closing Date to May 19, 1998 shall be deemed to be 2.75% for Revolving Credit Loans and 3.00% for Term Loans and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by Kitty Hawk pursuant to Section 8.1(b) and the certificate delivered by Kitty Hawk pursuant to Section 8.1(c); provided, that (a) if Kitty Hawk fails to deliver to Agent such financial statements or certificate at least five Business Days before the relevant Calculation Date, the Applicable Eurodollar Margin shall be deemed to be 2.75% for Revolving Credit Loans and 3.00% for Term Loans until five Business Days after such statements and certificate are delivered by Kitty Hawk to Agent, after which the Applicable Eurodollar Margin shall be determined as otherwise provided herein, and (b) the Applicable Eurodollar Margin during the Loan Pricing Increase Period shall be as set forth in the preceding sentence."


THIRD AMENDMENT AGREEMENT - Page 11

                  "'Borrowing Base' means, as of any date of determination in accordance with this Agreement, the sum of (a) the product of the Advance Rate for Eligible Receivables multiplied by the amount of Eligible Receivables, plus (b) the lesser of the product of the Advance Rate for Eligible Parts multiplied by the amount of Eligible Parts or $25,000,000, plus (c) (i) at any time prior to the Increase Termination Date, the lesser of 50% of the Appraised Value of the Sixty Series Aircraft or $30,000,000 and (ii) at any time on or after the Increase Termination Date, zero."

                  "'Eligible Parts' means, at any date of determination, the value of all Parts then owned by, and in the possession of, Aircargo, Leasing, AIA, KFS or OK and held for use in the ordinary course of business, in which Agent has a perfected, first priority Lien pursuant to the Security Documents as security for payment and performance of the Obligations, valued at cost in accordance with GAAP. Eligible Parts shall not include (i) Parts with respect to which a claim exists disputing any such Company's title to or right to possession of such Parts, (ii) Parts that are not in good condition or do not comply with any Governmental Requirement with respect to manufacture, use or sale,
         (iii) Parts that are located outside of the U.S., (iv) Parts produced in violation of the Fair Labor Standards Act, (v) Parts that are evidenced by a negotiable or non-negotiable document of title, and
         (vi) Parts that have become obsolete or have been damaged or are not usable in their present state for the use for which they were manufactured or purchased."

                  "'Engines' means those certain aircraft engines identified in the definitions of Aircraft A, Aircraft O, Aircraft P, Aircraft Q, Aircraft R, Aircraft S, Aircraft T, Aircraft U, Aircraft V, Aircraft W, Aircraft X, Aircraft Y, Aircraft Z, Aircraft AA, Aircraft AB, Aircraft AC, Aircraft AD, Aircraft AE, Aircraft AF, Aircraft AG, Aircraft AH, Aircraft AI, Aircraft AJ, Aircraft AK, Aircraft AL, Aircraft AM, Aircraft AN, Aircraft AO, Aircraft AP, Aircraft AQ, Aircraft AR, Aircraft AS, Aircraft AT, Aircraft AU, Aircraft AV and Aircraft AW, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment (collectively, 'such equipment') installed on, appurtenant to, or delivered with or in respect of such engines prior to the time when such equipment is replaced by replacement equipment in accordance with this Agreement. The term 'Engines' shall also mean and refer to any replacement aircraft engine which is required or permitted, under this Agreement or an Aircraft Mortgage, to be installed upon the Airframes and with respect to which the Companies comply with each of the applicable requirements contained in this Agreement and the applicable Aircraft Mortgage."

                  "'Kitty Hawk Aircraft' means, collectively, the Collateral Aircraft and the Non-Collateral Aircraft."

In addition, the term "AIA Aircraft" contained in clause (ii) of the proviso at the end of the definition of the term "Permitted Liens" in Section 1.1 of the Credit Agreement is hereby amended to mean and refer to the "Collateral Aircraft".


THIRD AMENDMENT AGREEMENT - Page 12

         Section 2.3 Amendment to Section 2.7. Section 2.7 of the Credit Agreement is hereby amended as follows:

         (a) A new clause (e) is hereby added to Section 2.7, which clause (e) shall read in its entirety as follows:

                  "(e) Loan to Value Ratio. If, upon receipt of the AIA Aircraft Appraisal, the quotient (expressed as a percentage) of (i) the aggregate outstanding principal amount of the Term Loans divided by (ii) the Appraised Value of the AIA Aircraft, is greater than 72.63%, then Kitty Hawk shall, within one Business Day thereafter, pay to Agent an amount of the principal of the Term Loans such that, after giving effect to such prepayment, such quotient does not exceed 72.63%."

         (b) Existing (i.e., prior to giving effect to this Amendment) clause
(e) is hereby amended to be clause (f) and to read in its entirety as follows:

                  "(f) Application of Mandatory Prepayments. All prepayments pursuant to clauses (a), (b) and (c) preceding, if and to the extent the same are required to be applied to the Term Loans in accordance with such clauses, shall be applied pro rata to the then remaining installments of principal of the Term Loans. All prepayments pursuant to clause (e) preceding shall be applied to the then remaining installments of the Term Loans in the inverse order of the maturities of such installments."

         Section 2.4. Amendment to Section 2.11. A new clause (d) is hereby added to Section 2.11 of the Credit Agreement, which clause (d) shall read in its entirety as follows:

                  "(d) Subject to Section 13.12, Kitty Hawk agrees to pay to Agent on the Third Amendment Date, for the account of each Lender, a restructure fee in an amount equal to the product of (i) 0.0007 multiplied by (ii) the sum of the Revolving Credit Loans Commitment of such Lender plus the outstanding principal amount of the Term Loans owed to such Lender. In addition, Kitty Hawk agrees to pay to Agent on the Third Amendment Date, for its own account, the additional fee set forth in the Third Amendment Agent's Letter."

         Section 2.5. Amendment to Section 5.1. Section 5.1 of the Credit Agreement is hereby amended to add the following sentence thereto immediately succeeding the first sentence of Section 5.1:

         "In addition, to secure the full and complete payment and performance of the Obligations, AIA shall, on or before the Third Amendment Date, grant to Agent and Lenders a perfected, first priority Lien on all of its right, title and interest in and to all Sixty Series Aircraft and all Fifty Series Aircraft and all engines, appliances and spare parts installed in or appurtenant to any such Sixty Series Aircraft or Fifty Series Aircraft and all products and proceeds thereof, whether now owned or hereafter acquired, pursuant to additional Aircraft Mortgages; provided, however, that the


THIRD AMENDMENT AGREEMENT - Page 13
         following Liens affecting the following engines shall not be required to be released of record until on or before February 28, 1999 or, if not so released on or before such date and in lieu of such release, AIA shall, on or before February 28, 1999 and to secure the full and complete payment and performance of the Obligations, grant to Agent and Lenders (pursuant to additional Aircraft Mortgages) a perfected, first priority Lien on all of its right, title and interest in and to substitute engines owned by AIA having a value equal to or greater than the value of the following engines:

         Engine              Manufacturer's
       Description            Serial Number                 Lien                    Lienholder
       -----------            -------------                 ----                    ----------
1. Pratt & Whitney               669639               Aircraft Chattel             De Nationale
   JT3D-3B                                         Mortgage and Security         Investeringsbank
                                                   Agreement dated 3/3/93              N.V.
                                                    recorded as document
                                                          #AA49895

2. Pratt & Whitney               671217              Security Agreement            Electrospace
   JT3D-7                                          dated 5/23/90 recorded     Systems, Inc., et al.
                                                        as document
                                                         #CC000780

3. Pratt & Whitney               671326                Hire Purchase          Bail Leasing Limited,
   JT3D-7                                             Agreement dated                 et al.
                                                    4/30/90 recorded as
                                                     document #WW31973
                                                   and related documents

4. Pratt & Whitney               642294              Security Agreement        Bell Atlantic Tricon
   JT3D-3B                                         dated 1/22/90 recorded      Leasing Corporation
                                                    as document #G77371

5. Pratt & Whitney               669638               Aircraft Chattel            De Natioinale
   JT3D-3B                                         Mortgage and Security         Investeringsbank
                                                   Agreement dated 3/3/93              N.V.
                                                    recorded as document
                                                          #AA49895

6. Pratt & Whitney               643521              Lien Notice dated           Deutsche Credit
   JT3D-3B                                          12/29/92 recorded as           Corporation
                                                      document #U65100

7. Pratt & Whitney               642507              Security Agreement        Bell Atlantic Triton
   JT3D-3B                                         dated 1/22/90 recorded      Leasing Corporation"
                                                    as document #G77371

   Section 2.6 Amendment to Section 5.3. Section 5.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "Section 5.3 New Aircraft Related Collateral. Kitty Hawk and its Subsidiaries shall, promptly (and, in any event within ten Business Days) after any request made by Agent after the


THIRD AMENDMENT AGREEMENT - Page 14
   acquisition of any equipment or enhancement to any Aircraft Related Collateral, execute, acknowledge and deliver to Agent, in favor of Agent for the benefit of Agent and Lenders, such agreements, documents and instruments, including, without limitation, Aircraft Mortgages or Security Agreements or amendments or modifications to Aircraft Mortgages or Security Agreements, covering such acquired equipment or enhancements as may reasonably be requested by Agent, together with evidence reasonably satisfactory to Agent and its counsel of Agent's valid, first priority Lien on the equipment and enhancements acquired as security for the payment and performance of the Obligations."

   Section 2.7 Amendment to Section 5.5. A new clause (d) is hereby added to
Section 5.5 of the Credit Agreement, which clause (d) shall read in its entirety as follows:

      "(d) Release Provisions Non-Application to Other Aircraft Related Collateral. The terms and provisions of this Section 5.5 shall not apply to any Sixty Series Aircraft or Fifty Series Aircraft or any engines or Parts forming a part thereof or relating thereto."

   Section 2.8 Amendment to Section 5.7. Section 5.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "Section 5.7 Title Insurance. Aircargo (with respect to the AIA Aircraft) and AIA (with respect to the Sixty Series Aircraft) shall (at their sole cost and expense) purchase and maintain owner and mortgagee policies of title insurance (or, if acceptable to Required Lenders, amendments or endorsements to existing polices of title insurance) insuring that Aircargo and AIA have indefeasible title to each of the AIA Aircraft and the Sixty Series Aircraft, respectively, and that Agent, for the benefit of Agent and Lenders, holds a perfected, first priority Lien on each of the AIA Aircraft and the Sixty Series Aircraft pursuant to the Loan Documents as security for the payment and performance of the Obligations. The mortgagee policy of title insurance in favor of Agent shall be in the amount of $45,900,000 with respect to the AIA Aircraft and shall be in the amount of $30,000,000 with respect to the Sixty Series Aircraft and shall be issued by the Title Company or another title insurance company reasonably acceptable to Agent and shall contain such terms and provisions as are reasonably acceptable to Agent."

   Section 2.9 Release of Sixty Series Aircraft. A new Section 5.8 is hereby added to the Credit Agreement, which Section shall read in its entirety as follows:

      "Section 5.8 Release of Sixty Series Aircraft. Agent and Lenders agree that, upon five Business Days prior written request from Kitty Hawk if (but only if) Kitty Hawk, on or before the date of such release, prepays the outstanding principal amount of the Revolving Credit Loans by an aggregate amount equal to the Sixty Series Aircraft Release Amount (calculated with respect to all Sixty Series Aircraft whether or not less than all Sixty Series Aircraft are then proposed to be released), Agent shall (at Kitty Hawk's expense) release its Lien on any one or more of the Sixty Series Aircraft; provided, however, that Agent shall have no obligation to release its Lien on any Sixty Series Aircraft (a) except concurrently with (or thereafter) and in connection with a sale or exchange of such aircraft for full and fair consideration during calendar


THIRD AMENDMENT AGREEMENT - Page 15
   years 1998 or 1999 in accordance with and as permitted by Section 9.8 or (b) after December 31, 1999, unless either (i) the audited financial statements of Kitty Hawk and its Subsidiaries delivered pursuant to Section 8.1 reflect that Adjusted EBITDA of Kitty Hawk and its consolidated Subsidiaries was $149,000,000 or more for the fiscal year ending December 31, 1999 or (ii) the Funded Debt to Adjusted EBITDA ratio of Kitty Hawk and its Subsidiaries for the four fiscal quarters then most recently ended on or after December 31, 1999, as calculated pursuant to Section 10.1, does not exceed 3.00 to
   1.00. Notwithstanding the foregoing provisions of this Section 5.8 or anything to the contrary contained herein, Agent shall have no obligation to release its Lien on any Sixty Series Aircraft if a Default shall have occurred and be continuing. Furthermore, and notwithstanding anything to the contrary contained herein, Agent shall not be required to execute any document effectuating any release of a Lien on terms which, in Agent's reasonable judgment, would expose Agent to liability or create any obligation not reimbursed by Kitty Hawk or entail any warranty by Agent (other than that Agent holds the Lien and enforceably releases it) or would, in any manner, discharge, affect or impair any of the Obligations or any of Agent's Liens on any Collateral not required to be so released or any proceeds thereof."

   Section 2.10 Release of Fifty Series Aircraft. A new Section 5.9 is hereby added to the Credit Agreement, which Section shall read in its entirety as follows:

      "Section 5.9 Release of Fifty Series Aircraft. Agent and Lenders agree that, upon five Business Days prior written request from Kitty Hawk, Agent shall (at Kitty Hawk's expense) release its Lien on any one or more of the Fifty Series Aircraft; provided, however, that Agent shall have no obligation to release its Lien on any Fifty Series Aircraft except concurrently with (or thereafter) and in connection with a sale or exchange of such aircraft for full and fair consideration in accordance with and as permitted by Section 9.8. Notwithstanding the foregoing provisions of this
   Section 5.9 or anything to the contrary contained herein, Agent shall have no obligation to release its Lien on any Fifty Series Aircraft if a Default shall have occurred and be continuing. Furthermore, and notwithstanding anything to the contrary contained herein, Agent shall not be required to execute any document effectuating any release of a Lien on terms which, in Agent's reasonable judgment, would expose Agent to liability or create any obligation not reimbursed by Kitty Hawk or entail any warranty by Agent (other than that Agent holds the Lien and enforceably releases it) or would, in any manner, discharge, affect or impair any of the Obligations or any of Agent's Liens on any Collateral not required to be so released or any proceeds thereof."

   Section 2.11 Third Amendment Projections. Section 7.2 of the Credit Agreement is hereby amended to add a new subsection (d) thereto, which subsection (d) shall read in its entirety as follows:

      "(d) The Third Amendment Projections were prepared by Kitty Hawk on a basis substantially consistent with the financial statements referred to in
   Section 7.2(a). The Third Amendment Projections represent, as of the Third Amendment Date, the good faith estimate of Kitty Hawk and its senior management concerning the probable financial condition and


THIRD AMENDMENT AGREEMENT - Page 16
   performance of Kitty Hawk and its Subsidiaries based on assumptions believed to be reasonable at the time made."

   Section 2.12 Rights in Properties; Liens. Section 7.6 of the Credit Agreement is hereby amended to add the following two sentences to the end of
Section 7.6:

   "AIA is the true and lawful owner of each of the Sixty Series Aircraft and the Fifty Series Aircraft and is the registered owner of each of such aircraft pursuant to proper registrations under the Federal Aviation Act. AIA is an air carrier certified by the FAA and qualifies in all respects as a citizen of the U.S. as defined in the Federal Aviation Act."

   Section 2.13 Monthly Financial Statements. Section 8.1 of the Credit Agreement is hereby amended to delete the word "and" at the end of clause (r) of Section 8.1, to delete the period at the end of clause (s) of Section 8.1 and to add a semi-colon in lieu thereof and to add the following after clause
(s):

      "(t) Monthly Financial Statements. As soon as available, and in any event within 30 days after the end of each calendar month, beginning with the calendar month ending November 30, 1998, (i) an unaudited financial report of Kitty Hawk and its Subsidiaries as of the end of such month and for the portion of the fiscal year then ended containing, on a consolidated basis, balance sheets and statements of income, shareholders' equity and sources and uses of cash, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of Kitty Hawk to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Kitty Hawk and its Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein; and

        (u) Monthly Cash Generated Reports. As soon as available, and in any event within 30 days after the end of each calendar month, beginning with the calendar month commencing January 1999 and continuing through December 1999, a Cash Generated Report in the form of Exhibit G attached hereto, appropriately and accurately completed in all respects and executed by Kitty Hawk."

   Section 2.14 Maintenance of Existence; Conduct of Business. The last sentence of Section 8.2 of the Credit Agreement is amended and restated to read in its entirety as follows:

   "All AIA Aircraft and Sixty Series Aircraft will be maintained as ready and available for regular, uninterrupted revenue generating operation in compliance with all laws and FAA regulations."

   Section 2.15 Maintenance of Properties; Hush Kits. Section 8.3 of the Credit Agreement is hereby amended such that each reference therein to the term "AIA Aircraft" shall mean and refer to "AIA Aircraft and Sixty Series Aircraft".


THIRD AMENDMENT AGREEMENT - Page 17

   Section 2.16 Insurance. Section 8.5 of the Credit Agreement is hereby amended such that each reference therein to the term "AIA Aircraft" shall mean and refer to "Collateral Aircraft".

   Section 2.17 Aircraft Registration, Maintenance, Operation, Insignia.
Section 8.12 of the Credit Agreement is hereby amended such that each reference therein to the term "AIA Aircraft" shall mean and refer to "AIA Aircraft and Sixty Series Aircraft"; provided, however, that clause (i) of Section 8.12(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

      "(i) cause the AIA Aircraft and the Sixty Series Aircraft and Fifty Series Aircraft to be duly registered in the name of Aircargo and AIA, respectively, and to remain duly registered in such name under the Federal Aviation Act;".

   Section 2.18 Replacement of Parts; Alterations, Modifications and Additions.
Section 8.13 of the Credit Agreement is hereby amended such that each reference therein to the term "AIA Aircraft" shall mean and refer to "Collateral Aircraft".

   Section 2.19 Appraisals. A new Section 8.16 is hereby added to the Credit Agreement, which Section 8.16 shall read in its entirety as follows:

      "Section 8.16 Delivery of Appraisals. Kitty Hawk shall deliver, or cause to be delivered, to Agent the following, all of which must be in form and substance satisfactory to Agent and Required Lenders:

         (a) on or before the Third Amendment Date, the Sixty Series Aircraft Appraisal;

         (b) on or before December 28, 1998, the AIA Aircraft Appraisal; and

         (c) on or before December 31, 1998, the Parts Appraisal.

   In addition, in the event that Agent or Required Lenders in their sole discretion require any modification, amendment or supplement to any such appraisal, Kitty Hawk shall cause such modification, amendment or supplement to be prepared and delivered to Agent promptly after any request therefor made by Agent to Kitty Hawk. Assuming such appraisals are timely received by Agent, Agent and Lenders shall review the AIA Aircraft Appraisal and the Parts Appraisal by no later than January 15, 1999 and shall inform Kitty Hawk as to whether such appraisals have been approved by Agent and Lenders by such date."

   Section 2.20 Amendment to Section 9.1. Clause (c) of Section 9.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

      "(c) Debt (in addition to the Debt referred to in clauses (a) and (b) preceding) incurred in the ordinary course of business (including, without limitation, Debt incurred to finance the acquisition of additional aircraft) not to exceed $75,000,000 in aggregate principal amount at


THIRD AMENDMENT AGREEMENT - Page 18
   any time outstanding, provided, however, that no Debt may be incurred pursuant to this clause (c) on or after the Third Amendment Date until the later to occur of the Increase Termination Date or the date upon which the Sixty Series Aircraft Release Amount has been paid in full."

   Section 2.21 Amendment to Section 9.3. Section 9.3 of the Credit Agreement is hereby amended to delete the period at the end of Section 9.3 and to add a semi-colon in lieu thereof and to add the following new clause to the end of
Section 9.3:

   "and provided, further, however, that AIC may be dissolved and wound-up in accordance with applicable law."

   Section 2.22 Amendment to Section 9.8. Section 9.8 of the Credit Agreement is hereby amended to delete the word "and" at the end of clause (a), to delete the period at the end of clause (b) and to add a semi-colon in lieu thereof and to add the following new clause (c):

      "(c) with respect to Sixty Series Aircraft and Fifty Series Aircraft, dispositions of such aircraft for full and fair consideration, provided, however, that the Lien in favor of Agent as security for the Obligations shall not be released in connection with any such disposition except as provided pursuant to Sections 5.8 and 5.9."

   Section 2.23 Lines of Business. Section 9.9 of the Credit Agreement is hereby amended such that the reference therein to the term "AIA Aircraft" shall mean and refer to "Collateral Aircraft".

   Section 2.24 Modification of Other Agreements. Section 9.13 of the Credit Agreement is hereby amended such that the reference therein to the term "AIA Aircraft" shall mean and refer to "Collateral Aircraft".

   Section 2.25 Territorial Restrictions. Section 9.15 of the Credit Agreement is hereby amended such that each reference therein to the term "AIA Aircraft" shall mean and refer to "Collateral Aircraft".

   Section 2.26 Amendment to Section 10.1. Section 10.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

      "Section 10.1 Maximum Funded Debt to Adjusted EBITDA Ratio. Kitty Hawk and its Subsidiaries will not permit the ratio, calculated as of the end of each fiscal quarter of Kitty Hawk commencing with the fiscal quarter ending December 31, 1997, of (a) Funded Debt to (b) Adjusted EBITDA for the four fiscal quarters of Kitty Hawk then ended, to be greater than the ratio set forth below for the applicable fiscal quarter end:


THIRD AMENDMENT AGREEMENT - Page 19

Fiscal Quarter Ending                                        Maximum Ratio
---------------------                                        -------------
December 31, 1997 through and
   including December 31, 1998                               4.25 to 1.00

March 31, 1999  through and
   including December 31, 1999                               4.00 to 1.00

March 31, 2000 through and
   including June 30, 2000                                   3.50 to 1.00

September 30, 2000                                           3.25 to 1.00

December 31, 2000 through and
   including December 31, 2001                               3.00 to 1.00

March 31, 2002 and each fiscal
   quarter ending thereafter                                 2.50 to 1.00"

   Section 2.27 Amendment to Section 10.3. Section 10.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

      "Section 10.3 Minimum Debt Service Coverage. Kitty Hawk and its Subsidiaries will not permit the ratio, calculated as of the end of each fiscal quarter of Kitty Hawk commencing with the fiscal quarter ending March 31, 1998, of (a) Adjusted EBITDA to (b) the sum of (i) Interest Expense, plus (ii) Capital Lease Obligations, plus (iii) the aggregate amount of all payments of Funded Debt paid by Kitty Hawk or any of its Subsidiaries during the 12-month period ending on the date of determination, in each case for the four fiscal quarters of Kitty Hawk then ended, to be less than 2.00 to 1.00."

   Section 2.28 Capital Expenditures. Section 10.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

      "Section 10.4 Capital Expenditures. Kitty Hawk and its Subsidiaries will not permit the aggregate of Capital Expenditures (a) during fiscal year 1998 to exceed $160,000,000, (b) during fiscal year 1999 to exceed $115,000,000, and (c) during fiscal year 2000 and each fiscal year thereafter to exceed $65,000,000; provided, however, that, for purposes of clause (a) preceding, Capital Expenditures shall exclude the cost of the acquisition of two model 747 aircraft from Middle Eastern Airlines during January or February 1998."


THIRD AMENDMENT AGREEMENT - Page 20

   Section 2.29 Minimum Cash Generated Requirement. A new Section 10.5 is hereby added to the Credit Agreement, which Section 10.5 shall read in its entirety as follows:

      "Section 10.5 Minimum Cash Generated Requirement. Kitty Hawk and its Subsidiaries will:

         (a) as of March 31, 1999 and based upon the Cash Generated Report as of March 31, 1999, have 'Total Cash Generated Year-to-Date' (as such term is used and reflected in such report) equal to or greater than 22.8959% of the 'Adjusted Required Cash' (as such term is used and reflected in such report), in each case as reflected in such Cash Generated Report;

         (b) as of June 30, 1999 and based upon the Cash Generated Report as of June 30, 1999, have 'Total Cash Generated Year-to-Date' (as such term is used and reflected in such report) equal to or greater than 68.6876% of the 'Adjusted Required Cash' (as such term is used and reflected in such report), in each case as reflected in such Cash Generated Report; and

         (c) as of September 30, 1999 and based upon the Cash Generated Report as of September 30, 1999, have 'Total Cash Generated Year-to-Date' (as such term is used and reflected in such report) equal to or greater than 100% of the 'Adjusted Required Cash' (as such term is used and reflected in such report), in each case as reflected in such Cash Generated Report."

   Section 2.30 Term Loans to Value Ratio. A new Section 10.6 is hereby added to the Credit Agreement, which Section shall read in its entirety as follows:

      "Section 10.6 Term Loans to Value Ratio. Kitty Hawk and its Subsidiaries will not, as of September 30, 1999, permit the quotient (expressed as a percentage) of (a) the aggregate outstanding principal amount of the Term Loans divided by (b) the Appraised Value of the AIA Aircraft, to exceed 50%."

   Section 2.31 Form of Borrowing Base Report. Exhibit B to the Credit Agreement, the form of Borrowing Base Report, is hereby amended and restated to read as set forth in Third Amendment Exhibit A attached hereto.

   Section 2.32 Form of Cash Generated Report. A new Exhibit G is hereby added to the Credit Agreement, which Exhibit G shall read as set forth in Third Amendment Exhibit B attached hereto.


THIRD AMENDMENT AGREEMENT - Page 21

                                   ARTICLE 3

                              Conditions Precedent

   Section 3.1 Conditions Precedent. Except as provided in Section 3.2, the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent.

      (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the Third Amendment Date, in form and substance satisfactory to Agent:

         (i) Amendment Documents. This Amendment, Aircraft Mortgages covering the Sixty Series Aircraft and the Fifty Series Aircraft, UCC-1 financing statements relating to the Aircraft Mortgages, the Sixty Series Aircraft Appraisal, mortgagee policies of title insurance relating to the Sixty Series Aircraft and any other agreement, instrument, document or certificate required by this Amendment or reasonably required by Agent to be executed or delivered by Kitty Hawk or any of its Subsidiaries in connection with this Amendment, in each case duly executed by all parties thereto (the "Amendment Documents");

         (ii) Resolutions. Resolutions of the Board of Directors of each of Kitty Hawk and its Subsidiaries certified by the Secretary or an Assistant Secretary of each such Person which authorize the execution, delivery and performance by such Person of this Amendment and the other Amendment Documents to which it is or is to be a party;

         (iii) Fees, Costs and Expenses. The fees payable by Kitty Hawk on the Third Amendment Date in accordance with Section 2.4 of this Amendment shall have been paid in full by Kitty Hawk, and all fees, costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by Agent incident to this Amendment and the Amendment Documents or required to be paid in accordance with Section 13.1 of the Credit Agreement, to the extent incurred and submitted to Kitty Hawk, shall have been paid in full by Kitty Hawk; and

         (iv) Additional Information. Such additional agreements, documents, instruments and information as Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request to effect the transactions contemplated hereby.

      (b) Agent and Lenders shall have approved the Appraised Value of the Sixty Series Aircraft.

      (c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Loan Documents, made only in reference to a specific date).

      (d) No Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment).


THIRD AMENDMENT AGREEMENT - Page 22

      (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

   Section 3.2 Failure of Conditions Precedent. In the event that any of the conditions precedent referred to in Section 3.1 of this Amendment are not fully and timely satisfied on or before December 31, 1998, except as stated in the proviso below, this Amendment (including all terms and provisions hereof) shall be of no force or effect as if this Amendment were never executed; provided, however, that the Aircraft Mortgages granting Liens on the Sixty Series Aircraft and the Fifty Series Aircraft shall be valid, enforceable and of full force and effect whether or not such conditions precedent are satisfied.

                                   ARTICLE 4

                                 Miscellaneous

   Section 4.1 Fees, Costs and Expenses. Kitty Hawk shall pay all reasonable fees, costs and expenses incurred by Agent (including, without limitation, attorneys fees and expenses) in connection with the negotiation, preparation, execution and consummation of this Amendment and the other Amendment Documents and transactions contemplated hereby and thereby. Kitty Hawk shall pay to Agent, on the Third Amendment Date and for the account of Agent and/or Lenders (as applicable), the fees referred to in Section 2.4 of this Amendment.

   Section 4.2 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

   Section 4.3 Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, to the Credit Agreement shall be deemed to mean and refer to the Credit Agreement as amended by this Amendment.

   Section 4.4 Counterparts. This Amendment may be executed in one or more counterparts, by means of facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

   SECTION 4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES.

   SECTION 4.6 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL, ENTIRE AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE


THIRD AMENDMENT AGREEMENT - Page 23

OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

   Section 4.7 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid, illegal or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision held to be invalid, illegal or unenforceable.

   Section 4.8 Representations and Warranties. Each of Kitty Hawk and its Subsidiaries hereby represents and warrants to Agent and Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been duly authorized by all requisite corporate action on the part of such Person and will not violate such Person's corporate charter or bylaws, (b) the term Loan Documents as defined in the Credit Agreement and as used in any of the Loan Documents includes, without limitation, the Amendment Documents, (c) all representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct as if made again on and as of such date (except to the extent that such representations and warranties were expressly therein made only in reference to a specific date), (d) no Default or Event of Default has occurred and is continuing, (e) the Credit Agreement and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of Kitty Hawk and its Subsidiaries, and (f) to the best of their knowledge, all indebtedness, liabilities and obligations secured by the Liens affecting the seven engines referred to in the table contained in Section 2.5 of this Amendment have been paid in full. Without limiting the generality of the foregoing, (i) the Liens granted by AIA covering the Sixty Series Aircraft and the Fifty Series Aircraft are permitted pursuant to clause (vii) of Section 4.09 of the Indenture, (ii) the Adjusted Consolidated Net Tangible Assets of Kitty Hawk and its "Restricted Subsidiaries" (as defined in the Indenture) is not less than $700,000,000 as of the Third Amendment Date, and (iii) the fair market value of the Sixty Series Aircraft and the Fifty Series Aircraft does not exceed $80,000,000 as of the Third Amendment Date.

   Section 4.9 Credit Agreement Remains in Effect; No Waiver. Except as expressly provided herein, all terms and provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Credit Agreement, the Loan Documents or otherwise.

   Section 4.10 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any


THIRD AMENDMENT AGREEMENT - Page 24

Lender or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

   Section 4.11 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and Lenders and the Amending Parties and their respective successors and assigns, except that none of the Amending Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.


THIRD AMENDMENT AGREEMENT - Page 25

   IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Amendment effective as of the dates first above written.

                                            KITTY HAWK:

                                            KITTY HAWK, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            AIRCARGO:

                                            KITTY HAWK AIRCARGO, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            LEASING:

                                            AIRCRAFT LEASING, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            CHARTERS:

                                            KITTY HAWK CHARTERS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            AIA:

                                            AMERICAN INTERNATIONAL AIRWAYS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


THIRD AMENDMENT AGREEMENT - Page 26

                                            AIT:

                                            AMERICAN INTERNATIONAL TRAVEL, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            FOL:

                                            FLIGHT ONE LOGISTICS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            KFS:

                                            KALITTA FLYING SERVICE, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            OK:

                                            O. K. TURBINES, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            LONGHORN:

                                            LONGHORN SOLUTIONS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


THIRD AMENDMENT AGREEMENT - Page 27

                                           AGENT AND A LENDER:

                                           WELLS FARGO BANK (TEXAS), NATIONAL
                                           ASSOCIATION, as Agent and as a Lender

                                           By:
                                               ---------------------------------
                                           Name:  Drew Keith
                                           Title: Vice President

                                           ADDITIONAL LENDERS:

                                           BANK ONE, TEXAS, N.A.

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           COMERICA BANK

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           HELLER FINANCIAL, INC.

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           TORONTO DOMINION (TEXAS), INC.

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


THIRD AMENDMENT AGREEMENT - Page 28